Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

United Community Banks, Inc. Announces Third Quarter Results

Continued Strong Profitability, EPS up 42% year over year

GREENVILLE, SC – October 23, 2018

United Community Banks, Inc. (NASDAQ: UCBI) (“United”) realized strong third quarter results, with solid year-over-year loan and deposit growth, favorable efficiency levels and outstanding asset quality trends. Reported earnings per share were $0.54, an increase of 42 percent from a year ago. Excluding merger-related and other charges, earnings per share were $0.55, up 34 percent compared to last year. United also reported higher profitability ratios with increases in both return on assets and return on tangible equity.

During the quarter, United benefitted from strong core deposit growth, net interest margin expansion as well as strong mortgage and SBA production. Core transaction deposits were up $70 million and total customer deposits increased by $156 million during the quarter. Compared to last year, mortgage and SBA production increased 23 percent and 10 percent, respectively. Additionally, year-to-date SBA production is 39 percent higher than 2017. Navitas Credit Corporation, United’s equipment finance arm, continued to perform well and was a key growth driver for the quarter.

“I am pleased with our third quarter performance and continue to be optimistic about the balance of 2018,” said Lynn Harton, President and Chief Executive Officer of United. “Our new markets and investments continue to perform well and we have high expectations for the remainder of the year and beyond. We are pleased that we were able to exceed our return on assets target and are proud to have attained a 1.42 percent return on assets this quarter on an operating basis. I credit our outstanding team for this performance and am proud they were recognized for creating one of the “Best Banks to Work For” by American Banker for the second year in a row.”

1

Third Quarter 2018 Financial Highlights:

●	Return on assets of 1.41 percent, or 1.42 percent, excluding merger-related and other charges
●	Return on common equity of 12.0 percent
●	Return on tangible equity of 15.8 percent, excluding merger-related and other charges
●	Loan growth, excluding planned runoff of the indirect portfolio, of 2 percent on an annualized basis
●	Loan production of $778 million, as compared to $617 million in Q3 2017
●	Expansion of the net interest margin to 3.95 percent, up 5 basis points from the second quarter of 2018 and up 41 basis points from a year ago
●	Efficiency ratio of 56.8 percent, or 56.4 percent, excluding merger-related and other charges
●	Net charge offs of seven basis points, consistent with last quarter
●	Nonperforming assets of 0.19 percent of total assets, compared with 0.20 percent at June 30, 2018 and 0.23 percent at September 30, 2017

Conference Call

United will hold a conference call, Wednesday, October 24, 2018, at 11 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 1270387. The conference call also will be webcast and available for replay for 30 days by selecting “Events & Presentations” within the Investor Relations section of United’s website at www.ucbi.com.

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UNITED COMMUNITY BANKS, INC.

Financial Highlights

Selected Financial Information

						Third	For the Nine
	2018			2017		Quarter	Months Ended		YTD
	Third	Second	First	Fourth	Third	2018-2017	September 30,		2018-2017
(in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	2018	2017	Change
INCOME SUMMARY
Interest revenue	$128,721	$122,215	$115,290	$106,757	$98,839		$366,226	$282,963
Interest expense	16,611	13,739	12,005	9,249	9,064		42,355	24,486
Net interest revenue	112,110	108,476	103,285	97,508	89,775	25%	323,871	258,477	25%
Provision for credit losses	1,800	1,800	3,800	1,200	1,000		7,400	2,600
Noninterest income	24,180	23,340	22,396	21,928	20,573	18	69,916	66,332	5
Total revenue	134,490	130,016	121,881	118,236	109,348	23	386,387	322,209	20
Expenses	77,718	76,850	73,475	75,882	65,674	18	228,043	191,729	19
Income before income tax expense	56,772	53,166	48,406	42,354	43,674	30	158,344	130,480	21
Income tax expense	13,090	13,532	10,748	54,270	15,728	(17)	37,370	50,743	(26)
Net income (loss)	43,682	39,634	37,658	(11,916)	27,946	56	120,974	79,737	52
Merger-related and other charges	592	2,873	2,646	7,358	3,420		6,111	7,304
Income tax benefit of merger-related and other charges	(141)	(121)	(628)	(1,165)	(1,147)		(890)	(2,580)
Impact of remeasurement of deferred tax asset resulting from 2017 Tax Cuts and Jobs Act	-	-	-	38,199	-		-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-		-	3,400
Net income - operating (1)	$44,133	$42,386	$39,676	$32,476	$30,219	46	$126,195	$87,861	44

PERFORMANCE MEASURES
Per common share:
Diluted net income (loss) - GAAP	$0.54	$0.49	$0.47	$(0.16)	$0.38	42	$1.51	$1.10	37
Diluted net income - operating (1)	0.55	0.53	0.50	0.42	0.41	34	1.57	1.21	30
Cash dividends declared	0.15	0.15	0.12	0.10	0.10	50	0.42	0.28	50
Book value	17.56	17.29	17.02	16.67	16.50	6	17.56	16.50	6
Tangible book value (3)	13.54	13.25	12.96	13.65	14.11	(4)	13.54	14.11	(4)

Key performance ratios:
Return on common equity - GAAP (2)(4)	11.96%	11.20%	11.11%	(3.57)%	9.22%		11.43%	9.26%
Return on common equity - operating (1)(2)(4)	12.09	11.97	11.71	9.73	9.97		11.93	10.20
Return on tangible common equity - operating (1)(2)(3)(4)	15.81	15.79	15.26	11.93	11.93		15.62	12.07
Return on assets - GAAP (4)	1.41	1.30	1.26	(0.40)	1.01		1.32	0.99
Return on assets - operating (1)(4)	1.42	1.39	1.33	1.10	1.09		1.38	1.09
Dividend payout ratio - GAAP	27.78	30.61	25.53	(62.50)	26.32		27.81	25.45
Dividend payout ratio - operating (1)	27.27	28.30	24.00	23.81	24.39		26.75	23.14
Net interest margin (fully taxable equivalent) (4)	3.95	3.90	3.80	3.63	3.54		3.88	3.49
Efficiency ratio - GAAP	56.82	57.94	57.83	63.03	59.27		57.52	58.81
Efficiency ratio - operating (1)	56.39	55.77	55.75	56.92	56.18		55.98	56.57
Average equity to average assets	11.33	11.21	11.03	11.21	10.86		11.19	10.54
Average tangible equity to average assets (3)	8.97	8.83	8.82	9.52	9.45		8.88	9.21
Average tangible common equity to average assets (3)	8.97	8.83	8.82	9.52	9.45		8.88	9.21
Tangible common equity to risk-weighted assets (3)(5)	11.62	11.36	11.19	12.05	12.80		11.62	12.80
							-
ASSET QUALITY
Nonperforming loans	$22,530	$21,817	$26,240	$23,658	$22,921	(2)	$22,530	$22,921	(2)
Foreclosed properties	1,336	2,597	2,714	3,234	2,736	(51)	1,336	2,736	(51)
Total nonperforming assets (NPAs)	23,866	24,414	28,954	26,892	25,657	(7)	23,866	25,657	(7)
Allowance for loan losses	60,940	61,071	61,085	58,914	58,605	4	60,940	58,605	4
Net charge-offs	1,466	1,359	1,501	1,061	1,635	(10)	4,326	4,937	(12)
Allowance for loan losses to loans	0.74%	0.74%	0.75%	0.76%	0.81%		0.74%	0.81%
Net charge-offs to average loans (4)	0.07	0.07	0.08	0.06	0.09		0.07	0.09
NPAs to loans and foreclosed properties	0.29	0.30	0.35	0.35	0.36		0.29	0.36
NPAs to total assets	0.19	0.20	0.24	0.23	0.23		0.19	0.23

AVERAGE BALANCES ($ in millions)
Loans	$8,200	$8,177	$7,993	$7,560	$7,149	15	$8,124	$7,012	16
Investment securities	2,916	2,802	2,870	2,991	2,800	4	2,863	2,799	2
Earning assets	11,320	11,193	11,076	10,735	10,133	12	11,197	9,969	12
Total assets	12,302	12,213	12,111	11,687	10,980	12	12,209	10,788	13
Deposits	9,950	9,978	9,759	9,624	8,913	12	9,896	8,723	13
Shareholders’ equity	1,394	1,370	1,336	1,310	1,193	17	1,367	1,137	20
Common shares - basic (thousands)	79,806	79,753	79,205	76,768	73,151	9	79,588	72,060	10
Common shares - diluted (thousands)	79,818	79,755	79,215	76,768	73,162	9	79,598	72,071	10

AT PERIOD END ($ in millions)
Loans	$8,226	$8,220	$8,184	$7,736	$7,203	14	$8,226	$7,203	14
Investment securities	2,873	2,834	2,731	2,937	2,847	1	2,873	2,847	1
Total assets	12,405	12,386	12,264	11,915	11,129	11	12,405	11,129	11
Deposits	10,229	9,966	9,993	9,808	9,127	12	10,229	9,127	12
Shareholders’ equity	1,402	1,379	1,357	1,303	1,221	15	1,402	1,221	15
Common shares outstanding (thousands)	79,202	79,138	79,123	77,580	73,403	8	79,202	73,403	8

(1)	Excludes merger-related and other charges which includes amortization of certain executive change of control benefits, the fourth quarter 2017 impact of remeasurement of United's deferred tax assets following the passage of tax reform legislation and a first quarter 2017 release of disproportionate tax effects lodged in OCI.
(2)	Net income less preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).
(3)	Excludes effect of acquisition related intangibles and associated amortization.
(4)	Annualized.
(5)	Third quarter 2018 ratio is preliminary.

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UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information

	2018			2017		For the Nine Months Ended September 30,
	Third	Second	First	Fourth	Third
(in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	2018	2017

Expense reconciliation
Expenses (GAAP)	$77,718	$76,850	$73,475	$75,882	$65,674	$228,043	$191,729
Merger-related and other charges	(592)	(2,873)	(2,646)	(7,358)	(3,420)	(6,111)	(7,304)
Expenses - operating	$77,126	$73,977	$70,829	$68,524	$62,254	$221,932	$184,425

Net income reconciliation
Net income (loss) (GAAP)	$43,682	$39,634	$37,658	$(11,916)	$27,946	$120,974	$79,737
Merger-related and other charges	592	2,873	2,646	7,358	3,420	6,111	7,304
Income tax benefit of merger-related and other charges	(141)	(121)	(628)	(1,165)	(1,147)	(890)	(2,580)
Impact of tax reform on remeasurement of deferred tax asset	-	-	-	38,199	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	3,400
Net income - operating	$44,133	$42,386	$39,676	$32,476	$30,219	$126,195	$87,861
Diluted income per common share reconciliation
Diluted income (loss) per common share (GAAP)	$0.54	$0.49	$0.47	$(0.16)	$0.38	$1.51	$1.10
Merger-related and other charges	0.01	0.04	0.03	0.08	0.03	0.06	0.06
Impact of tax reform on remeasurement of deferred tax asset	-	-	-	0.50	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	0.05
Diluted income per common share - operating	$0.55	$0.53	$0.50	$0.42	$0.41	$1.57	$1.21

Book value per common share reconciliation
Book value per common share (GAAP)	$17.56	$17.29	$17.02	$16.67	$16.50	$17.56	$16.50
Effect of goodwill and other intangibles	(4.02)	(4.04)	(4.06)	(3.02)	(2.39)	(4.02)	(2.39)
Tangible book value per common share	$13.54	$13.25	$12.96	$13.65	$14.11	$13.54	$14.11

Return on tangible common equity reconciliation
Return on common equity (GAAP)	11.96%	11.20%	11.11%	(3.57)%	9.22%	11.43%	9.26%
Merger-related and other charges	0.13	0.77	0.60	1.86	0.75	0.50	0.55
Impact of tax reform on remeasurement of deferred tax asset	-	-	-	11.44	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	0.39
Return on common equity - operating	12.09	11.97	11.71	9.73	9.97	11.93	10.20
Effect of goodwill and other intangibles	3.72	3.82	3.55	2.20	1.96	3.69	1.87
Return on tangible common equity - operating	15.81%	15.79%	15.26%	11.93%	11.93%	15.62%	12.07%

Return on assets reconciliation
Return on assets (GAAP)	1.41%	1.30%	1.26%	(0.40)%	1.01%	1.32%	0.99%
Merger-related and other charges	0.01	0.09	0.07	0.20	0.08	0.06	0.06
Impact of tax reform on remeasurement of deferred tax asset	-	-	-	1.30	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	0.04
Return on assets - operating	1.42%	1.39%	1.33%	1.10%	1.09%	1.38%	1.09%

Dividend payout ratio reconciliation
Dividend payout ratio (GAAP)	27.78%	30.61%	25.53%	(62.50)%	26.32%	27.81%	25.45%
Merger-related and other charges	(0.51)	(2.31)	(1.53)	12.04	(1.93)	(1.06)	(1.31)
Impact of tax reform on remeasurement of deferred tax asset	-	-	-	74.27	-	-	-
Release of disproportionate tax effects lodged in OCI	-	-	-	-	-	-	(1.00)
Dividend payout ratio - operating	27.27%	28.30%	24.00%	23.81%	24.39%	26.75%	23.14%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	56.82%	57.94%	57.83%	63.03%	59.27%	57.52%	58.81%
Merger-related and other charges	(0.43)	(2.17)	(2.08)	(6.11)	(3.09)	(1.54)	(2.24)
Efficiency ratio - operating	56.39%	55.77%	55.75%	56.92%	56.18%	55.98%	56.57%

Average equity to assets reconciliation
Equity to assets (GAAP)	11.33%	11.21%	11.03%	11.21%	10.86%	11.19%	10.54%
Effect of goodwill and other intangibles	(2.36)	(2.38)	(2.21)	(1.69)	(1.41)	(2.31)	(1.33)
Tangible common equity to assets	8.97%	8.83%	8.82%	9.52%	9.45%	8.88%	9.21%

Tangible common equity to risk-weighted assets reconciliation (1)
Tier 1 capital ratio (Regulatory)	12.34%	11.94%	11.61%	12.24%	12.27%	12.34%	12.27%
Effect of other comprehensive income	(0.68)	(0.57)	(0.50)	(0.29)	(0.13)	(0.68)	(0.13)
Effect of deferred tax limitation	0.30	0.33	0.42	0.51	0.94	0.30	0.94
Effect of trust preferred	(0.34)	(0.34)	(0.34)	(0.36)	(0.24)	(0.34)	(0.24)
Basel III intangibles transition adjustment	-	-	-	(0.05)	(0.04)	-	(0.03)
Tangible common equity to risk-weighted assets	11.62%	11.36%	11.19%	12.05%	12.80%	11.62%	12.81%

(1) Third quarter 2018 ratios are preliminary.

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UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End

	2018			2017		Linked	Year over
	Third	Second	First	Fourth	Third	Quarter	Year
(in millions)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	Change
LOANS BY CATEGORY
Owner occupied commercial RE	$1,673	$1,682	$1,898	$1,924	$1,792	$(9)	$(119)
Income producing commercial RE	1,788	1,821	1,677	1,595	1,413	(33)	375
Commercial & industrial	1,194	1,193	1,142	1,131	1,084	1	110
Commercial construction	761	735	691	712	583	26	178
Equipment financing	509	465	423	-	-	44	509
Total commercial	5,925	5,896	5,831	5,362	4,872	29	1,053
Residential mortgage	1,035	1,021	992	974	933	14	102
Home equity lines of credit	702	708	712	731	689	(6)	13
Residential construction	198	195	190	183	190	3	8
Consumer	366	400	459	486	519	(34)	(153)
Total loans	$8,226	$8,220	$8,184	$7,736	$7,203	6	1,023

LOANS BY MARKET
North Georgia	$992	$1,001	$1,004	$1,019	$1,047	(9)	(55)
Atlanta MSA	1,493	1,533	1,513	1,510	1,477	(40)	16
North Carolina	1,078	1,067	1,037	1,049	542	11	536
Coastal Georgia	610	623	635	630	634	(13)	(24)
Gainesville MSA	235	230	231	248	242	5	(7)
East Tennessee	460	474	473	475	471	(14)	(11)
South Carolina	1,586	1,571	1,537	1,486	1,470	15	116
Commercial Banking Solutions	1,530	1,444	1,438	961	920	86	610
Indirect auto	242	277	316	358	400	(35)	(158)
Total loans	$8,226	$8,220	$8,184	$7,736	$7,203	6	1,023

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UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality

	Third Quarter 2018			Second Quarter 2018			First Quarter 2018
	Nonperforming	Foreclosed	Total	Nonperforming	Foreclosed	Total	Nonperforming	Foreclosed	Total
(in thousands)	Loans	Properties	NPAs	Loans	Properties	NPAs	Loans	Properties	NPAs
NONPERFORMING ASSETS BY CATEGORY
Owner occupied CRE	$4,884	$183	$5,067	$5,772	$812	$6,584	$6,757	$1,121	$7,878
Income producing CRE	1,194	156	1,350	991	455	1,446	3,942	368	4,310
Commercial & industrial	1,516	-	1,516	2,180	-	2,180	1,917	-	1,917
Commercial construction	825	522	1,347	613	576	1,189	574	658	1,232
Equipment financing	1,181	-	1,181	1,075	-	1,075	428	-	428
Total commercial	9,600	861	10,461	10,631	1,843	12,474	13,618	2,147	15,765
Residential mortgage	8,928	424	9,352	7,918	184	8,102	8,724	232	8,956
Home equity lines of credit	2,814	-	2,814	1,812	550	2,362	2,149	335	2,484
Residential construction	455	51	506	637	20	657	378	-	378
Consumer	733	-	733	819	-	819	1,371	-	1,371
Total NPAs	$22,530	$1,336	$23,866	$21,817	$2,597	$24,414	$26,240	$2,714	$28,954

NONPERFORMING ASSETS BY MARKET
North Georgia	$7,170	$361	$7,531	$7,583	$640	$8,223	$8,519	$85	$8,604
Atlanta MSA	1,778	132	1,910	1,928	132	2,060	1,138	132	1,270
North Carolina	3,690	480	4,170	3,029	750	3,779	5,006	1,271	6,277
Coastal Georgia	1,498	-	1,498	943	-	943	1,887	-	1,887
Gainesville MSA	212	-	212	186	-	186	574	163	737
East Tennessee	1,403	128	1,531	1,473	143	1,616	1,511	10	1,521
South Carolina	3,280	235	3,515	3,093	362	3,455	3,443	483	3,926
Commercial Banking Solutions	2,871	-	2,871	2,831	570	3,401	2,937	570	3,507
Indirect auto	628	-	628	751	-	751	1,225	-	1,225
Total NPAs	$22,530	$1,336	$23,866	$21,817	$2,597	$24,414	$26,240	$2,714	$28,954

NONPERFORMING ASSETS ACTIVITY
Beginning Balance	$21,817	$2,597	$24,414	$26,240	$2,714	$28,954	$23,658	$3,234	$26,892
Acquisitions	-	-	-	-	-	-	428	-	428
Loans placed on non-accrual	5,759	-	5,759	3,612	-	3,612	7,463	-	7,463
Payments received	(3,095)	-	(3,095)	(5,314)	-	(5,314)	(3,534)	-	(3,534)
Loan charge-offs	(1,588)	-	(1,588)	(2,065)	-	(2,065)	(1,150)	-	(1,150)
Foreclosures	(363)	454	91	(656)	984	328	(625)	625	-
Property sales	-	(1,659)	(1,659)	-	(1,029)	(1,029)	-	(957)	(957)
Write downs	-	(166)	(166)	-	(106)	(106)	-	(72)	(72)
Net gains (losses) on sales	-	110	110	-	34	34	-	(116)	(116)
Ending Balance	$22,530	$1,336	$23,866	$21,817	$2,597	$24,414	$26,240	$2,714	$28,954

	Third Quarter 2018		Second Quarter 2018		First Quarter 2018
		Net Charge-		Net Charge-		Net Charge-
		Offs to		Offs to		Offs to
	Net	Average	Net	Average	Net	Average
(in thousands)	Charge-Offs	Loans (1)	Charge-Offs	Loans (1)	Charge-Offs	Loans (1)
NET CHARGE-OFFS BY CATEGORY
Owner occupied CRE	$(251)	(.06)%	$(578)	(.13)%	$(43)	(.01)%
Income producing CRE	1	-	1,421	.33	422	.10
Commercial & industrial	418	.14	16	.01	(3)	-
Commercial construction	(43)	(.02)	(107)	(.06)	266	.15
Equipment financing	482	.39	(49)	(.04)	40	.08
Total commercial	607	.04	703	.05	682	.05
Residential mortgage	171	.07	11	-	(52)	(.02)
Home equity lines of credit	279	.16	21	.01	89	.05
Residential construction	(164)	(.33)	(58)	(.12)	(64)	(.14)
Consumer	573	.60	682	.64	846	.72
Total	$1,466	.07	$1,359	.07	$1,501	.08

NET CHARGE-OFFS BY MARKET
North Georgia	$483	.19%	$246	.10%	$772	.31%
Atlanta MSA	99	.03	103	.03	(109)	(.03)
North Carolina	(87)	(.03)	1,268	.48	144	.06
Coastal Georgia	24	.02	19	.01	137	.09
Gainesville MSA	(48)	(.08)	(2)	-	(18)	(.03)
East Tennessee	(1)	-	76	.06	31	.03
South Carolina	418	.11	(1,057)	(.27)	12	-
Commercial Banking Solutions	403	.11	381	.11	176	.06
Indirect auto	175	.27	325	.44	356	.41
Total	$1,466	.07	$1,359	.07	$1,501	.08

(1)  Annualized.

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UNITED COMMUNITY BANKS, INC.
Consolidated Statements of Income (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except per share data)	2018	2017	2018	2017

Interest revenue:
Loans, including fees	$108,335	$80,264	$308,296	$227,816
Investment securities, including tax exempt of $1,052, $671, $3,049, and $1,307	19,899	17,875	56,448	53,365
Deposits in banks and short-term investments	487	700	1,482	1,782
Total interest revenue	128,721	98,839	366,226	282,963

Interest expense:
Deposits:
NOW and interest-bearing demand	1,901	700	4,317	1,932
Money market	3,261	1,953	8,019	4,938
Savings	33	34	117	89
Time	5,746	1,870	12,900	4,257
Total deposit interest expense	10,941	4,557	25,353	11,216
Short-term borrowings	274	36	772	177
Federal Home Loan Bank advances	1,791	1,709	5,551	4,603
Long-term debt	3,605	2,762	10,679	8,490
Total interest expense	16,611	9,064	42,355	24,486
Net interest revenue	112,110	89,775	323,871	258,477
Provision for credit losses	1,800	1,000	7,400	2,600
Net interest revenue after provision for credit losses	110,310	88,775	316,471	255,877

Noninterest income:
Service charges and fees	9,112	8,220	26,831	29,525
Mortgage loan and other related fees	5,262	4,200	15,928	13,435
Brokerage fees	1,525	1,009	3,598	3,565
Gains from sales of SBA/USDA loans	2,605	2,806	6,784	7,391
Securities gains (losses), net	2	188	(1,302)	190
Other	5,674	4,150	18,077	12,226
Total noninterest income	24,180	20,573	69,916	66,332
Total revenue	134,490	109,348	386,387	322,209

Noninterest expenses:
Salaries and employee benefits	47,146	38,027	135,384	112,056
Communications and equipment	5,590	4,547	15,071	14,443
Occupancy	5,779	4,945	16,939	14,802
Advertising and public relations	1,442	1,026	4,341	3,347
Postage, printing and supplies	1,574	1,411	4,896	4,127
Professional fees	3,927	2,976	11,435	8,391
FDIC assessments and other regulatory charges	2,228	2,127	6,677	4,758
Amortization of intangibles	1,681	1,212	5,426	3,085
Merger-related and other charges	115	3,176	4,449	7,060
Other	8,236	6,227	23,425	19,660
Total noninterest expenses	77,718	65,674	228,043	191,729
Net income before income taxes	56,772	43,674	158,344	130,480
Income tax expense	13,090	15,728	37,370	50,743
Net income	$43,682	$27,946	$120,974	$79,737

Net income available to common shareholders	$43,381	$27,719	$120,124	$79,078

Earnings per common share:
Basic	$0.54	$0.38	$1.51	$1.10
Diluted	0.54	0.38	1.51	1.10
Weighted average common shares outstanding:
Basic	79,806	73,151	79,588	72,060
Diluted	79,818	73,162	79,598	72,071

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UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(in thousands, except share and per share data)	2018	2017

ASSETS
Cash and due from banks	$115,509	$129,108
Interest-bearing deposits in banks	196,459	185,167
Cash and cash equivalents	311,968	314,275
Securities available for sale	2,587,559	2,615,850
Securities held to maturity (fair value $277,473 and $321,276)	285,739	321,094
Loans held for sale (includes $27,325 and $26,252 at fair value)	27,325	32,734
Loans and leases, net of unearned income	8,226,466	7,735,572
Less allowance for loan and lease losses	(60,940)	(58,914)
Loans, net	8,165,526	7,676,658
Premises and equipment, net	204,080	208,852
Bank owned life insurance	191,582	188,970
Accrued interest receivable	33,562	32,459
Net deferred tax asset	76,944	88,049
Derivative financial instruments	29,895	22,721
Goodwill and other intangible assets	325,493	244,397
Other assets	165,459	169,401
Total assets	$12,405,132	$11,915,460
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$3,296,908	$3,087,797
NOW and interest-bearing demand	2,075,479	2,131,939
Money market	2,060,671	2,016,748
Savings	680,421	651,742
Time	1,564,640	1,548,460
Brokered	551,358	371,011
Total deposits	10,229,477	9,807,697
Short-term borrowings	-	50,000
Federal Home Loan Bank advances	300,000	504,651
Long-term debt	285,128	120,545
Derivative financial instruments	39,116	25,376
Accrued expenses and other liabilities	149,529	103,857
Total liabilities	11,003,250	10,612,126
Shareholders' equity:
Common stock, $1 par value; 150,000,000 shares authorized;
79,202,479 and 77,579,561 shares issued and outstanding	79,202	77,580
Common stock issuable; 650,338 and 607,869 shares	10,171	9,083
Capital surplus	1,498,199	1,451,814
Accumulated deficit	(122,679)	(209,902)
Accumulated other comprehensive loss	(63,011)	(25,241)
Total shareholders' equity	1,401,882	1,303,334
Total liabilities and shareholders' equity	$12,405,132	$11,915,460

8

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended September 30,

	2018			2017
	Average		Avg.	Average		Avg.
(dollars in thousands, fully taxable equivalent (FTE))	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,199,856	$108,197	5.23%	$7,149,348	$80,301	4.46%
Taxable securities (3)	2,763,461	18,847	2.73	2,695,162	17,204	2.55
Tax-exempt securities (FTE) (1)(3)	152,939	1,417	3.71	105,151	1,098	4.18
Federal funds sold and other interest-earning assets	203,707	751	1.47	183,170	883	1.93

Total interest-earning assets (FTE)	11,319,963	129,212	4.53	10,132,831	99,486	3.90
Noninterest-earning assets:
Allowance for loan losses	(62,322)			(60,098)
Cash and due from banks	123,290			103,477
Premises and equipment	216,775			203,579
Other assets (3)	703,915			599,725
Total assets	$12,301,621			$10,979,514

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$1,874,397	1,901	0.40	$1,863,160	700	0.15
Money market	2,167,031	3,261	0.60	2,170,148	1,953	0.36
Savings	680,640	33	0.02	593,823	34	0.02
Time	1,545,020	3,351	0.86	1,338,786	1,548	0.46
Brokered time deposits	434,182	2,395	2.19	109,811	322	1.16
Total interest-bearing deposits	6,701,270	10,941	0.65	6,075,728	4,557	0.30

Federal funds purchased and other borrowings	50,767	274	2.14	11,313	36	1.26
Federal Home Loan Bank advances	331,413	1,791	2.14	574,404	1,709	1.18
Long-term debt	296,366	3,605	4.83	154,616	2,762	7.09
Total borrowed funds	678,546	5,670	3.32	740,333	4,507	2.42

Total interest-bearing liabilities	7,379,816	16,611	0.89	6,816,061	9,064	0.53
Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,249,218			2,837,378
Other liabilities	278,764			133,212
Total liabilities	10,907,798			9,786,651
Shareholders' equity	1,393,823			1,192,863
Total liabilities and shareholders' equity	$12,301,621			$10,979,514

Net interest revenue (FTE)		$112,601			$90,422
Net interest-rate spread (FTE)			3.64%			3.37%

Net interest margin (FTE) (4)			3.95%			3.54%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26% in 2018 and 39% in 2017, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)	Securities available for sale are shown at amortized cost. Pretax unrealized losses of $49.9 million in 2018 and pretax unrealized gains of $12.6 million in 2017 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

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UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Nine Months Ended September 30,

	2018			2017
	Average		Avg.	Average		Avg.
(dollars in thousands, fully taxable equivalent (FTE))	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,124,269	$307,981	5.07%	$7,011,962	$227,853	4.34%
Taxable securities (3)	2,712,900	53,399	2.62	2,731,081	52,058	2.54
Tax-exempt securities (FTE) (1)(3)	150,014	4,106	3.65	68,005	2,139	4.19
Federal funds sold and other interest-earning assets	209,836	2,123	1.35	157,582	2,290	1.94

Total interest-earning assets (FTE)	11,197,019	367,609	4.39	9,968,630	284,340	3.81
Noninterest-earning assets:
Allowance for loan losses	(61,259)			(60,971)
Cash and due from banks	138,809			102,529
Premises and equipment	217,339			195,576
Other assets (3)	717,555			582,194
Total assets	$12,209,463			$10,787,958

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$2,009,029	4,317	0.29	$1,907,889	1,932	0.14
Money market	2,203,677	8,019	0.49	2,100,296	4,938	0.31
Savings	671,883	117	0.02	576,927	89	0.02
Time	1,534,823	8,288	0.72	1,292,521	3,499	0.36
Brokered time deposits	298,653	4,612	2.06	106,753	758	0.95
Total interest-bearing deposits	6,718,065	25,353	0.50	5,984,386	11,216	0.25

Federal funds purchased and other borrowings	58,144	772	1.78	22,525	177	1.05
Federal Home Loan Bank advances	392,227	5,551	1.89	616,388	4,603	1.00
Long-term debt	295,966	10,679	4.82	168,271	8,490	6.75
Total borrowed funds	746,337	17,002	3.05	807,184	13,270	2.20

Total interest-bearing liabilities	7,464,402	42,355	0.76	6,791,570	24,486	0.48
Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,178,387			2,738,118
Other liabilities	199,848			121,672
Total liabilities	10,842,637			9,651,360
Shareholders' equity	1,366,826			1,136,598
Total liabilities and shareholders' equity	$12,209,463			$10,787,958

Net interest revenue (FTE)		$325,254			$259,854
Net interest-rate spread (FTE)			3.63%			3.33%

Net interest margin (FTE) (4)			3.88%			3.49%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26% in 2018 and 39% in 2017, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)	Securities available for sale are shown at amortized cost. Pretax unrealized losses of $40.4 million in 2018 and pretax unrealized gains of $4.67 million in 2017 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

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About United Community Banks, Inc.

United Community Banks, Inc. (NASDAQ: UCBI) is a bank holding company headquartered in Blairsville, Georgia with $12.4 billion in assets. The company’s banking subsidiary, United Community Bank, is one of the southeast region’s largest full-service banks, operating 150 offices in Georgia, North Carolina, South Carolina and Tennessee at the end of the most recent quarter. The bank specializes in personalized community banking services for individuals, small businesses and corporations. Services include a full range of consumer and commercial banking products including mortgage, advisory, and treasury management. Respected national research firms consistently recognize United Community Bank for outstanding customer service. For the last five years, J.D. Power has ranked United Community Bank first in customer satisfaction in the Southeast. In 2018, for the fifth consecutive year, Forbes magazine included United on its list of the 100 Best Banks in America. Additional information about the company and the bank’s full range of products and services can be found at www.ucbi.com.

Non-GAAP Financial Measures

This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “operating net income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “operating dividend payout ratio,” “operating efficiency ratio,” “average tangible equity to average assets,” “average tangible common equity to average assets” and “tangible common equity to risk-weighted assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

Caution About Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or words of similar meaning or other statements concerning opinions or judgments of United and its management about future events. Although United believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of United will not differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements; such statements are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Actual future results and trends may differ materially from historical results and or those anticipated depending on a variety of factors, including, but not limited to the factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in United’s Form 10-K for the year ended December 31, 2017 and other periodic reports subsequently filed by United with the SEC, available on the SEC website, www.sec.gov. For any forward-looking statements made in this press release, United claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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